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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JULY 17, 2002

                         FIRSTCITY FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                                      033-19694                                  76-0243729
(STATE OF INCORPORATION)                        (COMMISSION FILE NO.)                 (IRS EMPLOYER IDENTIFICATION NO.)


                               6400 IMPERIAL DRIVE
                                WACO, TEXAS 76712
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (254) 751-1750

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On July 17, 2002, the Company issued a press release concerning the resignation of David W. MacLennan as a director. A copy of the release is filed herewith as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

99.1  -  Press Release dated July 17, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRSTCITY FINANCIAL CORPORATION


Date: July 17, 2002                       By:  /s/ J. Bryan Baker
                                               ----------------------
                                               J. Bryan Baker
                                               Senior Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.        Description
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  99.1       -     Press Release dated July 17, 2002.